EXHIBIT 32.2

CERTIFICATION PURSUANT TO

18 U. S. C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of GTx, Inc. (the “Company”) on Form 10-Q for the three months ended March 31, 2016, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Jason T. Shackelford, Principal Financial Officer of the Company certify, pursuant to Rule 13a-14(b) or Rule 15d-14(b) and 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

1.              The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.              The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 10, 2016

/s/ Jason T. Shackelford
Jason T. Shackelford
Senior Director of Accounting and Corporate Controller,
and Principal Financial and Accounting Officer
(Principal Financial and Accounting Officer)

This certification accompanies the Form 10-Q to which it relates, is not deemed filed with the Securities and Exchange Commission and is not to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934 (whether made before or after the date of the Form 10-Q), irrespective of any general incorporation language contained in such filing.